CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer & Principal Financial Officer of The Gabelli Utilities Fund (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    March 8, 2006         /s/ Bruce N. Alpert
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                               Bruce N. Alpert, Principal Executive Officer &
                               Principal Financial Officer